                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-84056 of Aeropostale, Inc. on Form S-1 of our report dated January 26, 2002 (except for Note 19, as to which the date is May 10, 2002), appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such prospectus.

/s/ DELOITTE & TOUCHE LLP

New York, New York
May 13, 2002